Fair Values of Financial Instruments	12 Months Ended
Apr. 29, 2017
Fair Values of Financial Instruments
10.	Fair Values of Financial Instruments

In accordance with ASC 820, Fair Value Measurements and Disclosures (ASC 820), the fair value of an asset is considered to be the price at which the asset could be sold in an orderly transaction between unrelated, knowledgeable and willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Assets and liabilities recorded at fair value are measured using a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

Level 1 –	Observable inputs that reflect quoted prices in active markets

Level 2 –	Inputs other than quoted prices in active markets that are either directly or indirectly observable

Level 3 –	Unobservable inputs in which little or no market data exists, therefore requiring the Company to develop its own assumptions

The Company’s financial instruments include cash, receivables, gift cards, accrued liabilities, accounts payable and its credit facility. The fair values of cash, receivables, gift cards accrued liabilities and accounts payable approximate carrying values because of the short-term nature of these instruments. The Company believes that its credit facility approximates fair value since interest rates are adjusted to reflect current rates.

During fiscal 2016, the Company impaired one of its publishing contracts due to a significant drop in business with that publisher, driven by lower title offerings, product quality and the loss of a distribution partner. As a result, the Company recorded an impairment charge of $3,840 in selling and administrative expenses. In determining whether the carrying value of unamortizable intangible assets is less than its estimated fair value, a discounted cash flow approach to value was used, which was based on Level 3 inputs as defined by ASC 820.